Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

I, Scott Rewick, certify that:

In connection with the Amended Annual Report on Form 10-K of Adex Media, Inc. (the “Company”) for the period ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Scott Rewick, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 30, 2009

/s/ Scott Rewick
Scott Rewick
Chief Executive Officer (Principal Executive Officer)

[A signed original of this written statement required by Section 906 has been provided to Adex Media, Inc. and will be retained by Adex Media, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]